Exhibit 99.1

13G

CUSIP NUMBER 10316T104

Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them.

Dated: February 6, 2017

Draper Fisher Jurvetson Fund VIII, L.P.
By: Draper Fisher Jurvetson Fund VIII Partners, L.P. (general partner)
By: DFJ Fund VIII, Ltd., its general partner

By:	/s/ John H.N. Fisher
Name:	John H.N. Fisher
Title:	Managing Director

Draper Fisher Jurvetson Fund VIII Partners, L.P.
By: DFJ Fund VIII, Ltd., its general partner

By:	/s/ John H.N. Fisher
Name:	John H. N. Fisher
Title:	Managing Director

DFJ Fund VIII, Ltd.

By:	/s/ John H.N. Fisher
Name:	John H. N. Fisher
Title:	Managing Director

Draper Fisher Jurvetson Partners VIII, LLC

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Member

Draper Associates, L.P.
By: Draper Associates, Inc. (General Partner)

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	President

13G

CUSIP NUMBER 10316T104

Draper Associates, Inc.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	President

Draper Fisher Jurvetson Growth Fund 2006, L.P.
By: Draper Fisher Jurvetson Growth Fund 2006 Partners, L.P. (general partner)
By: DFJ Growth Fund 2006, Ltd., its general partner

By:	/s/ John H.N. Fisher
Name:	John H.N. Fisher
Title:	Director

Draper Fisher Jurvetson Growth Fund 2006 Partners, L.P.
By: DFJ Growth Fund 2006, Ltd., its general partner

By:	/s/ John H.N. Fisher
Name:	John H.N. Fisher
Title:	Director

DFJ Growth Fund 2006, Ltd.

By:	/s/ John H.N. Fisher
Name:	John H.N. Fisher
Title:	Director

Draper Fisher Jurvetson Partners Growth Fund 2006, LLC

By:	/s/ John H.N. Fisher
Name:	John H.N. Fisher
Title:	Authorized Member

13G

CUSIP NUMBER 10316T104

Draper Fisher Jurvetson Fund IX, L.P.
By: Draper Fisher Jurvetson Fund IX Partners, L.P. (general partner)
By: DFJ Fund IX, Ltd., its general partner

By:	/s/ John H.N. Fisher
Name:	John H.N. Fisher
Title:	Managing Director

Draper Fisher Jurvetson Fund IX Partners, L.P.
By: DFJ Fund IX, Ltd., its general partner

By:	/s/ John H.N. Fisher
Name:	John H.N. Fisher
Title:	Managing Director

DFJ Fund IX, Ltd.

By:	/s/ John H.N. Fisher
Name:	John H.N. Fisher
Title:	Managing Director

Draper Fisher Jurvetson Partners IX, LLC

By:	/s/ John H.N. Fisher
Name:	John H.N. Fisher
Title:	Managing Member

/s/ Timothy C. Draper
Timothy C. Draper

/s/ John H.N. Fisher
John H. N. Fisher

/s/ Stephen T. Jurvetson
Stephen T. Jurvetson

13G

CUSIP NUMBER 10316T104

/s/ Mark W. Bailey
Mark W. Bailey

/s/ Barry M. Schuler
Barry M. Schuler

/s/ Randy Glein
Randy Glein

JABE, LLC

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Member

The Draper Foundation

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	President